As filed with the Securities and Exchange Commission on August 26, 2011

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM S-8

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

SFN Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	36-3536544 (I.R.S. Employer Identification No.)

2050 Spectrum Boulevard

Fort Lauderdale, Florida  33309

(Address of Principal Executive Offices) (Zip Code)

SFN Group, Inc. Amended and Restated 2006 Stock Incentive Plan

(Full Title of the Plan)

Thad S. Florence

Vice President Legal & Corporate Secretary

SFN Group, Inc.

2050 Spectrum Boulevard

Fort Lauderdale, Florida  33309

(954) 308-7600

(Name, Address, and Telephone Number, Including Area Code, of Agent For Service)

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b‑2 of the Exchange Act.

Large accelerated filer  ☐                                                                                                            Accelerated filer  ☑

Non-accelerated filer  ☐   (Do not check if a smaller reporting company)                           Smaller reporting company  ☐

____________________

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)(2)	Proposed Maximum Offering Price Per Share (3)	Proposed Maximum Aggregate Offering Price (3)	Amount of Registration Fee
Common Stock, par value $0.01 per share(4)	2,000,000	$13.97	$ 27,940,000	$ 3,244

(1)   Represents the maximum number of common shares, par value $0.01 per share ("Common Shares"), of SFN Group, Inc. (the "Registrant") issuable pursuant to the Amended and Restated 2006 Stock Incentive Plan (the "Plan") being registered hereon.

(2)   Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional Common Shares as may become issuable pursuant to the anti-dilution provisions of the Plan.

(3)   Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of the Common Shares on the New York Stock Exchange on August 22, 2011, within five business days prior to filing.

(4)   One Right to Purchase Participating Preferred Stock, $0.01 par value per share (a “Right”), will also be issued with respect to each Common Share.  The terms of the Rights are described in the Form 8-A/A filed by the Registrant on July 21, 2011.

EXPLANATORY NOTE

The contents of the registration statement on Form S-8 (Registration No. 333-135446), as filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2006 to register Common Shares to be issued under the Plan, are hereby incorporated by reference in this Registration Statement. This Registration Statement on Form S-8 is filed for the purpose of registering an additional 2,000,000 Common Shares under the Plan.

PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

Exhibit Number       Description

4.1                         Restated Certificate of Incorporation of the Registrant, as last amended on May 19, 2004 (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (Commission No. 001-11997)  for the quarter ended June 25, 2004, filed with the Commission on August 3, 2004)

4.2                         Restated Bylaws of the Registrant, as last amended on February 19, 2008 (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (Commission No. 333-167450), filed with the Commission on June 11, 2010)

4.3                         Certificate of Ownership and Merger Merging SFN Group, Inc., a Delaware corporation, with and into Spherion Corporation, a Delaware corporation (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on February 23, 2010)

4.4                         Restated Certificate of Designation, Preferences and Rights of Participating Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8‑K (Commission No. 001-11997), filed with the Commission on July 7, 2000)

4.5                         Certificate of Increase of Shares Designated as Participating Preferred Stock (incorporated herein by reference to Exhibit 2.2 to the Registrant’s Registration Statement on Form 8‑A/A (Commission No. 001-11997), filed with the Commission on November 4, 1997)

4.6                         Rights Agreement, dated as of March 17, 1994, between Spherion Corporation and Boatmen’s Trust Company (incorporated herein by reference to Exhibit 1.1 to the Registrant’s Registration Statement on Form 8‑A (Commission No. 001-11997), filed with the Commission on April 11, 1994)

4.7                         Amendment No. 1, dated as of June 26, 1996, to Rights Agreement dated March 17, 1994, between Spherion Corporation, Boatmen’s Trust Company and ChaseMellon Shareholder Services L.L.C. (incorporated herein by reference to Exhibit 4.1A to the Registrant’s Quarterly Report on Form 10‑Q (Commission No. 001-11997), filed with the Commission on November 12, 1996)

4.8                         Amendment No. 2, dated as of February 25, 1997, to Rights Agreement dated March 17, 1994, between Spherion Corporation and ChaseMellon Shareholder Services L.L.C. (incorporated herein by reference to Exhibit 4.1B to the Registrant’s Quarterly Report on Form 10‑Q (Commission No. 001-11997), filed with the Commission on May 12, 1997)

4.9                         Amendment No. 3, dated as of January 20, 1998, to Rights Agreement dated as of March 17, 1994, between Spherion Corporation and ChaseMellon Shareholder Services L.L.C. (incorporated herein by reference to Exhibit 4.10 to the Registrant’s Annual Report on Form 10‑K for the fiscal year ended December 25, 1998 (Commission No. 001-11997), filed with the Commission on March 16, 1999)

4.10                       Amendment No. 4, dated as of November 21, 2000, to Rights Agreement dated March 17, 1994, between Spherion Corporation, ChaseMellon Shareholder Services L.L.C. and the Bank of New York (incorporated herein by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10‑K for the fiscal year ended December 29, 2000 (Commission No. 001-11997), filed with the Commission on March 16, 2001)

4.11                       Amendment No. 5, dated as of March 23, 2001, to Rights Agreement dated March 17, 1994, by and between Spherion Corporation and the Bank of New York (incorporated herein by reference to Exhibit 4.12 to the Registrant’s Quarterly Report on Form 10‑Q (Commission No. 001-11997), filed with the Commission on May 11, 2001)

4.12                       Amendment No. 6, dated as of December 1, 2003, to Rights Agreement dated March 17, 1994, by and between Spherion Corporation and the Bank of New York (incorporated herein by reference to Exhibit 4.14 to the Registrant’s Annual Report on Form 10‑K for the fiscal year ended December 26, 2003 (Commission No. 001-11997), filed with the Commission on March 10, 2004)

4.13                       Amendment No. 7, dated as of September 9, 2009, to Rights Agreement by and among Spherion Corporation and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on September 9, 2009)

4.14                       Amendment No. 8, dated as of May 10, 2010, to Rights Agreement by and among Spherion Corporation and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on May 10, 2010)

4.15                       Amendment No. 9, dated as of July 20, 2011, to Rights Agreement by and among the Registrant and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.01 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on July 21, 2011)

4.16                       The Registrant’s Amended and Restated 2006 Stock Incentive Plan (incorporated herein by reference to Annex A to the Registrant’s Definitive Proxy Statement on Schedule 14A (Commission No. 001-11997), filed with the Commission on April 7, 2011)

23.1                        Consent of Independent Registered Public Accounting Firm

2

24.1                        Power of Attorney

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fort Lauderdale, state of Florida, on this 26th day of August, 2011.

SFN GROUP, INC.

By:    /s/ Thad S. Florence______________________

                          Thad S. Florence,

                                                                  Vice President Legal & Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

* Roy G. Krause	President, Chief Executive Officer and Director (Principal Executive Officer)	August 26, 2011
* Mark W. Smith	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	August 26, 2011
* James J. Forese	Chairman and Director	August 26, 2011
* William F. Evans	Director	August 26, 2011
* Steven S. Elbaum	Director	August 26, 2011
* Lawrence E. Gillespie, Sr.	Director	August 26, 2011
* J. Ian Morrison	Director	August 26, 2011
* David R. Parker	Director	August 26, 2011
* Barbara Pellow	Director	August 26, 2011
* M. Anne Szostak	Director	August 26, 2011

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*    The undersigned, by signing his name hereto, does sign and execute this registration statement on Form S‑8 pursuant to a Power of Attorney executed on behalf of the above-indicated officers and directors of the Registrant and filed herewith as Exhibit 24.1 on behalf of the Registrant.

Dated:  August 26, 2011                                                 By:     /s/ Thad S. Florence

 Thad S. Florence, as Attorney-in-Fact

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EXHIBIT INDEX

Exhibit Number       Description

4.1                         Restated Certificate of Incorporation of the Registrant, as last amended on May 19, 2004 (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (Commission No. 001-11997)  for the quarter ended June 25, 2004, filed with the Commission on August 3, 2004)

4.2                         Restated Bylaws of the Registrant, as last amended on February 19, 2008 (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-3 (Commission No. 333-167450), filed with the Commission on June 11, 2010)

4.3                         Certificate of Ownership and Merger Merging SFN Group, Inc., a Delaware corporation, with and into Spherion Corporation, a Delaware corporation (incorporated herein by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on February 23, 2010)

4.4                         Restated Certificate of Designation, Preferences and Rights of Participating Preferred Stock of the Registrant as filed with the Secretary of State of the State of Delaware (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8‑K (Commission No. 001-11997), filed with the Commission on July 7, 2000)

4.5                         Certificate of Increase of Shares Designated as Participating Preferred Stock (incorporated herein by reference to Exhibit 2.2 to the Registrant’s Registration Statement on Form 8‑A/A (Commission No. 001-11997), filed with the Commission on November 4, 1997)

4.6                         Rights Agreement, dated as of March 17, 1994, between Spherion Corporation and Boatmen’s Trust Company (incorporated herein by reference to Exhibit 1.1 to the Registrant’s Registration Statement on Form 8‑A (Commission No. 001-11997), filed with the Commission on April 11, 1994)

4.7                         Amendment No. 1, dated as of June 26, 1996, to Rights Agreement dated March 17, 1994, between Spherion Corporation, Boatmen’s Trust Company and ChaseMellon Shareholder Services L.L.C. (incorporated herein by reference to Exhibit 4.1A to the Registrant’s Quarterly Report on Form 10‑Q (Commission No. 001-11997), filed with the Commission on November 12, 1996)

4.8                         Amendment No. 2, dated as of February 25, 1997, to Rights Agreement dated March 17, 1994, between Spherion Corporation and ChaseMellon Shareholder Services L.L.C. (incorporated herein by reference to Exhibit 4.1B to the Registrant’s Quarterly Report on Form 10‑Q (Commission No. 001-11997), filed with the Commission on May 12, 1997)

4.9                         Amendment No. 3, dated as of January 20, 1998, to Rights Agreement dated as of March 17, 1994, between Spherion Corporation and ChaseMellon Shareholder Services L.L.C. (incorporated herein by reference to Exhibit 4.10 to the Registrant’s Annual Report on Form 10‑K for the fiscal year ended December 25, 1998 (Commission No. 001-11997), filed with the Commission on March 16, 1999)

4.10                       Amendment No. 4, dated as of November 21, 2000, to Rights Agreement dated March 17, 1994, between Spherion Corporation, ChaseMellon Shareholder Services L.L.C. and the Bank of New York (incorporated herein by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10‑K for the fiscal year ended December 29, 2000 (Commission No. 001-11997), filed with the Commission on March 16, 2001)

4.11                       Amendment No. 5, dated as of March 23, 2001, to Rights Agreement dated March 17, 1994, by and between Spherion Corporation and the Bank of New York (incorporated herein by reference to Exhibit 4.12 to the Registrant’s Quarterly Report on Form 10‑Q (Commission No. 001-11997), filed with the Commission on May 11, 2001)

4.12                       Amendment No. 6, dated as of December 1, 2003, to Rights Agreement dated March 17, 1994, by and between Spherion Corporation and the Bank of New York (incorporated herein by reference to Exhibit 4.14 to the Registrant’s Annual Report on Form 10‑K for the fiscal year ended December 26, 2003 (Commission No. 001-11997), filed with the Commission on March 10, 2004)

4.13                       Amendment No. 7, dated as of September 9, 2009, to Rights Agreement by and among Spherion Corporation and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on September 9, 2009)

4.14                       Amendment No. 8, dated as of May 10, 2010, to Rights Agreement by and among Spherion Corporation and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on May 10, 2010)

4.15                       Amendment No. 9, dated as of July 20, 2011, to Rights Agreement by and among the Registrant and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.01 to the Registrant’s Current Report on Form 8-K (Commission No. 001-11997), filed with the Commission on July 21, 2011)

4.16                       The Registrant’s Amended and Restated 2006 Stock Incentive Plan (incorporated herein by reference to Annex A to the Registrant’s Definitive Proxy Statement on Schedule 14A (Commission No. 001-11997), filed with the Commission on April 7, 2011)

23.1                        Consent of Independent Registered Public Accounting Firm

24.1                        Power of Attorney